EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS NOVEMBER 2002 PERFORMANCE

HOUSTON, Dec. 2, 2002 - Continental Airlines (NYSE: CAL) today reported a November 2002 systemwide mainline jet load factor of 69.7 percent, 1.7 points below last year's November load factor. The November 2002 domestic mainline jet load factor was 70.2 percent and the international mainline jet load factor was 69.0 percent. The movement of the busy Thanksgiving return days, Sunday and Monday, from November to December this year accounted for a decrease of about two points for domestic mainline jet load factor.

In the attached charts, Continental provides traffic results for 2002, 2001 and 2000 because the events of Sept. 11, 2001 skew year-over-year comparisons of 2002 and 2001.

The airline reported an on-time arrival rate of 83.6 percent and a completion factor of 99.8 percent for its mainline jet operations in November 2002.

In November 2002, Continental flew 4.4 billion mainline jet revenue passenger miles (RPMs) and 6.3 billion mainline jet available seat miles (ASMs) systemwide, resulting in a traffic increase of 3.6 percent and a capacity increase of 6.0 percent as compared to November 2001. Domestic mainline jet traffic was 2.7 billion RPMs in November 2002, down 3.4 percent from November 2001, and November 2002 domestic mainline jet capacity was 3.9 billion ASMs, up 1.7 percent from November 2001.

Systemwide November 2002 mainline jet passenger revenue per available seat mile (RASM) is estimated to have decreased between 1 and 3 percent compared to November 2001 and decreased between 18 and 20 percent compared to November 2000. The movement of the Thanksgiving return days into December accounted for a decrease of approximately 3 percentage points in RASM. For October 2002, RASM increased 9.3 percent as compared to October 2001 and declined 15.7 percent as compared to October 2000.

NOVEMBER 2002 OPERATIONAL PERFORMANCE/PAGE 2

Consolidated breakeven load factor for December 2002 is estimated to be 86 percent. Consolidated breakeven load factor for November 2002 is estimated to have been 85 percent. Actual consolidated breakeven load factor may vary significantly from this estimate depending on actual passenger revenue yields, fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at continental.com in the Investor Relations-Financial/Traffic Releases section.

ExpressJet Airlines, a subsidiary of Continental Airlines doing business as Continental Express, separately reported a November load factor of 63.1 percent for November 2002, 0.4 points below last year's November load factor. ExpressJet flew 345.2 million RPMs and 546.7 million ASMs in November 2002, resulting in a traffic increase of 22.8 percent and a capacity increase of 23.6 percent versus November 2001.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the Company's 2001 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions.

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NOVEMBER 2002 PERFORMANCE/PAGE 3

PRELIMINARY TRAFFIC RESULTS

NOVEMBER	2002	2001	2000	Change
				2002 vs. 2001	2002 vs. 2000
REVENUE PASSENGER MILES (000)
Domestic	2,728,274	2,822,972	3,240,160	(3.4) Percent	(15.8) Percent

International	1,643,973	1,398,482	1,827,585	17.6 Percent	(10.0) Percent
Transatlantic	720,767	625,848	847,249	15.2 Percent	(14.9) Percent
Latin America	548,771	500,971	610,076	9.5 Percent	(10.0) Percent
Pacific	374,436	271,663	370,259	37.8 Percent	1.1 Percent

Total Jet	4,372,247	4,221,454	5,067,745	3.6 Percent	(13.7) Percent

ExpressJet	345,175	281,002	264,446	22.8 Percent	30.5 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,887,985	3,821,319	4,385,520	1.7 Percent	(11.3) Percent

International	2,381,460	2,092,560	2,594,312	13.8 Percent	(8.2) Percent
Transatlantic	986,702	912,844	1,183,972	8.1 Percent	(16.7) Percent
Latin America	817,573	719,904	881,736	13.6 Percent	(7.3) Percent
Pacific	577,185	459,812	528,604	25.5 Percent	9.2 Percent

Total Jet	6,269,445	5,915,878	6,979,831	6.0 Percent	(10.2) Percent

ExpressJet	546,736	442,300	424,696	23.6 Percent	28.7 Percent

PASSENGER LOAD FACTOR
Domestic	70.2 Percent	73.8 Percent	73.9 Percent	(3.6) Points	(3.7) Points

International	69.0 Percent	66.8 Percent	70.4 Percent	2.2 Points	(1.4) Points
Transatlantic	73.0 Percent	68.6 Percent	71.6 Percent	4.4 Points	1.4 Points
Latin America	67.1 Percent	69.6 Percent	69.2 Percent	(2.5) Points	(2.1) Points
Pacific	64.9 Percent	59.1 Percent	70.0 Percent	5.8 Points	(5.1) Points

Total Jet	69.7 Percent	71.4 Percent	72.6 Percent	(1.7) Points	(2.9) Points

ExpressJet	63.1 Percent	63.5 Percent	62.3 Percent	(0.4) Points	0.8 Points

CARGO REVENUE TON MILES (000)
Total	82,887	65,572	91,925	26.4 Percent	(9.8) Percent

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NOVEMBER 2002 PERFORMANCE/PAGE 4
YEAR-TO-DATE	2002	2001	Change
REVENUE PASSENGER MILES (000)
Domestic	33,063,412	35,261,554	(6.2) Percent

International	21,455,773	21,363,670	0.4 Percent
Transatlantic	9,736,380	9,557,685	1.9 Percent
Latin America	6,835,597	7,021,804	(2.7) Percent
Pacific	4,883,796	4,784,181	2.1 Percent

Total Jet	54,519,185	56,625,224	(3.7) Percent

ExpressJet	3,567,610	3,107,677	14.8 Percent

AVAILABLE SEAT MILES (000)
Domestic	44,892,909	48,562,295	(7.6) Percent

International	28,706,877	29,711,298	(3.4) Percent
Transatlantic	12,507,448	12,868,997	(2.8) Percent
Latin America	9,607,857	9,802,849	(2.0) Percent
Pacific	6,591,572	7,039,452	(6.4) Percent

Total Jet	73,599,786	78,273,593	(6.0) Percent

ExpressJet	5,650,390	4,982,515	13.4 Percent

PASSENGER LOAD FACTOR
Domestic	73.6 Percent	72.6 Percent	1.0 Points

International	74.7 Percent	71.9 Percent	2.8 Points
Transatlantic	77.8 Percent	74.3 Percent	3.5 Points
Latin America	71.1 Percent	71.6 Percent	(0.5) Points
Pacific	74.1 Percent	68.0 Percent	6.1 Points

Total Jet	74.1 Percent	72.3 Percent	1.8 Points

ExpressJet	63.1 Percent	62.4 Percent	0.7 Points

CARGO REVENUE TON MILES (000)
Total	834,500	852,031	(2.1) Percent

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NOVEMBER 2002 PERFORMANCE/PAGE 5

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
NOVEMBER	2002	2001	Change
On-Time Performance[1]	83.6%	85.9%	(2.3) Points

Completion Factor[2]	99.8%	99.5%	0.3 Points

YEAR-TO-DATE	2002	2001	Change
On-Time Performance[1]	84.1%	80.6%	3.5 Points

Completion Factor[2]	99.8%	97.5%	2.3 Points

October 2002 actual consolidated breakeven load factor[3]			79.3 Percent

November 2002 estimated year-over-year RASM change			(1-3) Percent

November 2002 estimated average price per gallon of fuel, excluding fuel taxes			81 Cents

November 2002 estimated consolidated breakeven load factor[3]			85 Percent

November 2002 actual consolidated load factor[4]			69.2 Percent

December 2002 estimated consolidated breakeven load factor[3]			86 Percent

YEAR-OVER-YEAR RASM[5]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November (estimated)	(1-3) Percent	(18-20) Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to breakeven on a consolidated net income basis

4 Includes Continental Airlines and Continental Express

5 Continental Airlines has been releasing RASM data since May 2001

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